Exhibit 4.2

JOINDER AGREEMENT

August 13, 2013

Pursuant to Section 6(w)(i) of the Purchase Agreement dated July 30, 2013 (the “”Purchase Agreement”) by and among PNK Finance Corp. and J.P. Morgan Securities LLC, Goldman, Sachs & Co., Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC, Credit Agricole Securities (USA) Inc., Barclays Capital Inc. and UBS Securities LLC, as representatives of the several initial purchasers named in Schedule 1 attached to the Purchase Agreement (each such initial purchaser, an “Initial Purchaser” and, together, the “Initial Purchasers”), such section being an inducement to the Initial Purchasers to enter into the Purchase Agreement, each of the undersigned hereby executes this joinder agreement (the “Joinder Agreement”), whereby each of the undersigned agrees to accede, as a successor to PNK Finance Corp., a Delaware corporation (the “Company”), or as a Guarantor, as applicable, to the terms, applicable to the Company or Guarantors, as applicable, of the registration rights agreement (the “Registration Rights Agreement), dated as of August 5, 2013 (the “Closing Date”), among the Company and the Initial Purchasers. Capitalized terms used in this Joinder Agreement without definition have the respective meanings given to them in the Registration Rights Agreement.

Each of the undersigned undertakes to perform all of the obligations of the Company or the Guarantors, as applicable, set forth in the Registration Rights Agreement, as though each of the undersigned had entered into the Registration Rights Agreement on the Closing Date. Each of the undersigned agrees that such obligations include, without limitation, (a) its assumption of all of the obligations of the Company or the Guarantors, as applicable, to perform and comply with all of the agreements thereof contained in the Registration Rights Agreement and (b) its assumption, to the same extent as set forth therein, and on a joint and several basis, of all of the Company’s or the Guarantors’, as applicable, indemnification and other obligations contained in Section 8 of the Registration Rights Agreement.

This Joinder Agreement shall be governed and construed in accordance with the laws of the state of New York applicable to agreements made and to be performed in New York State.

This Joinder Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by facsimile, e-mail or other electronic means shall be effective as delivery of a manually executed counterpart.

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IN WITNESS WHEREOF, the undersigned have executed this Joinder Agreement as of the date first written above.

PINNACLE ENTERTAINMENT, INC.

	By:	/s/ Carlos A. Ruisanchez
	Name:	Carlos A. Ruisanchez
	Title:	President and Chief Financial Officer

PNK (SAZ), LLC, a Texas limited liability company;
PNK (SAM), LLC, a Texas limited liability company;
BELTERRA RESORT INDIANA, LLC, a Nevada limited liability company;
BOOMTOWN, LLC, a Delaware limited liability company;
PNK (ES), LLC, a Delaware limited liability company;
PNK (RENO), LLC, a Nevada limited liability company;
PNK (LAKE CHARLES), L.L.C., a Louisiana limited liability company;
PNK (STLH), LLC, a Delaware limited liability company;
PNK (ST. LOUIS RE), LLC, a Delaware limited liability company;
PNK DEVELOPMENT 7, LLC, a Delaware limited liability company;
PNK DEVELOPMENT 8, LLC, a Delaware limited liability company;
PNK DEVELOPMENT 9, LLC, a Delaware limited liability company;
PNK (OHIO), LLC, an Ohio limited liability company;
PNK (RIVER CITY), LLC, a Missouri limited liability company;and
CASINO MAGIC, LLC, a Minnesota limited liability company

By:	Pinnacle Entertainment, Inc.
Its:	Sole Member

		By:	/s/ Carlos A. Ruisanchez
		Name:	Carlos A. Ruisanchez
		Title:	President and Chief Financial Officer

PNK (OHIO) II, LLC, an Ohio limited liability company; and
PNK (OHIO) III, LLC, an Ohio limited liability company

By:	PNK (Ohio), LLC
Its:	Sole Member

	By:	Pinnacle Entertainment, Inc.
	Its:	Sole Member

		By:	/s/ Carlos A. Ruisanchez
		Name:	Carlos A. Ruisanchez
		Title:	President and Chief Financial Officer

PRESIDENT RIVERBOAT CASINO-MISSOURI, INC., a Missouri corporation

By:	/s/ Carlos A. Ruisanchez
Name:	Carlos A. Ruisanchez
Title:	Treasurer

PNK (BOSSIER CITY), INC., a Louisiana corporation

By:	/s/ Carlos A. Ruisanchez
Name:	Carlos A. Ruisanchez
Title:	Treasurer

CASINO ONE CORPORATION, a Mississippi corporation

By:	/s/ Carlos A. Ruisanchez
Name:	Carlos A. Ruisanchez
Title:	Treasurer

PNK (BILOXI), LLC, a Delaware limited liability company

By:	Casino Magic, LLC
Its:	Sole Member

	By:	Pinnacle Entertainment, Inc.
	Its:	Sole Member

				By:	/s/ Carlos A. Ruisanchez
				Name:	Carlos A. Ruisanchez
				Title:	President and Chief Financial Officer

LOUISIANA – I GAMING, a Louisiana Partnership in Commendam

By:	Boomtown, LLC
Its:	General Partner

	By:	Pinnacle Entertainment, Inc.
	Its:	Sole Member

			By:	/s/ Carlos A. Ruisanchez
			Name:	Carlos A. Ruisanchez
			Title:	Chief Financial Officer

OGLE HAUS, LLC, an Indiana limited liability company

By:	Belterra Resort Indiana, LLC
Its:	Sole Member

	By:	Pinnacle Entertainment, Inc.
	Its:	Sole Member

			By:	/s/ Carlos A. Ruisanchez
			Name:	Carlos A. Ruisanchez
			Title:	President and Chief Financial Officer

YANKTON INVESTMENTS, LLC, a Nevada limited liability company;

		By:	/s/ Carlos A. Ruisanchez
		Name:	Carlos. A. Ruisanchez
		Title:	Sole Manager

PNK (SCB), L.L.C., a Louisiana limited liability company

By:	PNK Development 7, LLC
Its:	Sole Member

	By:	Pinnacle Entertainment, Inc.
	Its:	Sole Member

			By:	/s/ Carlos A. Ruisanchez
			Name:	Carlos A. Ruisanchez
			Title:	President and Chief Financial Officer

PNK (BATON ROUGE) PARTNERSHIP, a Louisiana partnership

By:	PNK Development 8, LLC
Its:	Managing Partner

	By:	Pinnacle Entertainment, Inc.
	Its:	Sole Member

			By:	/s/ Carlos A. Ruisanchez
			Name:	Carlos A. Ruisanchez
			Title:	President and Chief Financial Officer

ACE GAMING, LLC, a New Jersey limited liability company; and
MITRE ASSOCIATES, LLC, a Delaware limited liability company

By:	PNK Development 13, LLC
Its:	Sole Member

	By:	PNK (BILOXI), LLC
	Its:	Sole Member

		By:	Casino Magic, LLC
		Its:	Sole Member

			By:	Pinnacle Entertainment, Inc.
			Its:	Sole Member

				By:	/s/ Carlos A. Ruisanchez
				Name:	Carlos A. Ruisanchez
				Title:	President and Chief Financial Officer

AREH MLK LLC, a Delaware limited liability company;
PSW PROPERTIES, LLC, a Delaware limited liability company;
AREP BOARDWALK PROPERTIES, LLC, a Delaware limited liability company; and
PNK DEVELOPMENT 13, LLC, a New Jersey limited liability company

By:	PNK (Biloxi), LLC
Its:	Sole Member

	By:	Casino Magic, LLC
	Its:	Sole Member

		By:	Pinnacle Entertainment, Inc.
		Its:	Sole Member

			By:	/s/ Carlos A. Ruisanchez
			Name:	Carlos A. Ruisanchez
			Title:	President and Chief Financial Officer

AMERISTAR CASINO BLACK HAWK, INC., a Colorado corporation;
AMERISTAR CASINO COUNCIL BLUFFS, INC., an Iowa corporation;
AMERISTAR CASINO ST. CHARLES, INC., a Missouri corporation;
AMERISTAR CASINO ST. LOUIS, INC., a Missouri corporation;
AMERISTAR CASINO KANSAS CITY, INC., a Missouri corporation;
AMERISTAR CASINO VICKSBURG, INC., a Mississippi corporation;
CACTUS PETE’S, INC., a Nevada corporation;
AMERISTAR CASINO LAS VEGAS, INC., a Nevada corporation; and
AMERISTAR CASINOS FINANCING CORP., a Nevada corporation

By:	/s/ Carlos A. Ruisanchez
Name:	Carlos A. Ruisanchez
Title:	President

AMERISTAR EAST CHICAGO HOLDINGS, LLC, an Indiana limited liability company;
AMERISTAR CASINO SPRINGFIELD, LLC, a Massachusetts limited liability company;
AMERISTAR LAKE CHARLES HOLDINGS, LLC, a Louisiana limited liability company; and
AMERISTAR CASINO EAST CHICAGO, LLC, an Indiana limited liability company

	By:	/s/ Carlos A. Ruisanchez
	Name:	Carlos A. Ruisanchez
	Title:	Sole manager

AMERISTAR CASINO LAKE CHARLES, LLC, a Louisiana limited liability company

By:	Ameristar Lake Charles Holdings, LLC, its sole member

	By:	/s/ Carlos A. Ruisanchez
	Name:	Carlos A. Ruisanchez
	Title:	Sole manager